UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2003

Riggs National Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-9756 (Commission File Number)	52-1217953 (IRS Employer Identification No.)

1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 835-4309

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release of Riggs National Corporation, dated October 22, 2003.

Item 12.  Results of Operations and Financial Condition.

              On Wednesday, October 22, 2003, Riggs National Corporation issued a press release announcing its third quarter earnings for the fiscal quarter ending September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

               The information in this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2003

Riggs National Corporation

	By:	/s/ Steven T. Tamburo Steven T. Tamburo Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of Riggs National Corporation, dated October 22, 2003.